                                 Exhibit 99.4

             Series 1999-1 Monthly Certificateholders' Statement
                         of the month of November 1999

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                Series 1999-1

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1999-1 Supplement, dated as of July 21, 1999 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
    Credit Corporation) as Transferor, Saks Incorporated (formerly known as
      Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1999-1 is set forth below:


     Date of the Certificate                                December 10, 1999
     Monthly Period ending                                  November 30, 1999
     Determination Date                                     December 10, 1999
     Distribution Date                                      December 15, 1999

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                                                           General
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101  Amortization Period                                                                                        No         101
102  Early Amortization Period                                                                                  No         102
103  Class A Investor Amount paid in full                                                                       No         103
104  Class B Investor Amount paid in full                                                                       No         104
105  Collateral Interest Amount paid in full                                                                    No         105
106  Saks Incorporated is the Servicer                                                                         Yes         106

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                                                        Investor Amount
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                                                                       as of the end of the            as of the end of
                                                                       prior Monthly Period              the relevant
                                                                                                         Monthly Period
                                                                       ----------------------           ----------------
107  Series 1999-1 Investor Amount                                     $          378,375,000   107(a)  $    378,375,000   107(b)
108  Class A Investor Amount                                           $          280,000,000   108(a)  $    280,000,000   108(b)
109  Class B Investor Amount                                           $           30,275,000   109(a)  $     30,275,000   109(b)
110  Collateral Interest Amount                                        $           68,100,000   110(a)  $     68,100,000   110(b)

111  Series 1999-1 Adjusted Investor Amount                            $          378,375,000   111(a)  $    378,375,000   111(b)
112  Class A Adjusted Investor Amount                                  $          280,000,000   112(a)  $    280,000,000   112(b)
113  Principal Account Balance with respect to Class A                 $                    -   113(a)  $              -   113(b)
114  Class B Adjusted Investor Amount                                  $           30,275,000   114(a)  $     30,275,000   114(b)
115  Principal Account Balance with respect to Class B                 $                    -   115(a)  $              -   115(b)
116  Collateral Interest Adjusted Amount                               $           68,100,000   116(a)  $     68,100,000   116(b)
117  Principal Account Balance with respect to the Collateral Interest $                    -   117(a)  $              -   117(b)

118  Class A Certificate Rate                                                                                 5.64750%     118
119  Class B Certificate Rate                                                                                 5.85750%     119

                                                                           for the relevant             as of the end of
                                                                            Monthly Period                the relevant
                                                                                                         Monthly Period
                                                                       ----------------------           ----------------
120  Series 1999-1 Investor Percentage with respect to Finance Charge          33.78%           120(a)        31.51%       120(b)
     Receivables
121  Class A                                                                   25.00%           121(a)        23.32%       121(b)
122  Class B                                                                    2.70%           122(a)         2.52%       122(b)
123  Collateral Interest                                                        6.08%           123(a)         5.67%       123(b)

124  Series 1999-1 Investor Percentage with respect to Principal               33.78%           124(a)        31.51%       124(b)
     Receivables
125  Class A                                                                   25.00%           125(a)        23.32%       125(b)
126  Class B                                                                    2.70%           126(a)         2.52%       126(b)
127  Collateral Interest                                                        6.08%           127(a)         5.67%       127(b)

128  Series 1999-1 Investor Percentage with respect to Allocable Amounts       33.78%           128(a)        31.51%       128(b)
129  Class A                                                                   25.00%           129(a)        23.32%       129(b)
130  Class B                                                                    2.70%           130(a)         2.52%       130(b)
131  Collateral Interest                                                        6.08%           131(a)         5.67%       131(b)

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                                             Series 1999-1 Investor Distributions
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132  The sum of the daily allocations of collections of Principal                                       $              -   132
     Receivables for the relevant Monthly Period
133  Class A distribution of collections of Principal Receivables per                                   $              -   133
     $1,000 of original principal amount
134  Class B distribution of collections of Principal Receivables per                                   $              -   134
     $1,000 of original principal amount
135  Collateral Interest distribution of collections of Principal Receivables per                       $              -   135
     $1,000 of original principal amount
136  Class A distribution attributable to interest per $1,000 of original principal                     $           4.71   136
     amount
137  Class B distribution attributable to interest per $1,000 of original principal                     $           4.88   137
     amount
138  Collateral Interest distribution attributable to interest per $1,000 of original                   $           3.54   138
     principal amount
139  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000                         $           1.67   139
     of original principal amount

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                                               Collections Allocated to Series 1999-1
----------------------------------------------------------------------------------------------------------------------------------
140  Series allocation of collections of Principal Receivables                                          $     78,879,044   140
141  Class A                                                                                            $     58,371,014   141
142  Class B                                                                                            $      6,311,366   142
143  Collateral Interest                                                                                $     14,196,664   143

144  Series allocation of collections of Finance Charge Receivables                                     $      6,994,277   144
145  Class A                                                                                            $      5,175,811   145
146  Class B                                                                                            $        559,635   146
147  Collateral Interest                                                                                $      1,258,831   147

     Available Funds
     ---------------
148  Class A Available Funds                                                                            $      5,175,811   148
149  The amount to be withdrawn from the Reserve Account to be included                                 $              -   149
     in Class A Available funds
150  Principal Investment Proceeds to be included in Class A Available                                  $              -   150
     Funds
151  The amount of investment earnings on amounts held in the Reserve                                   $              -   151
     Account to be included in Class A Available funds

152  Class B Available Funds                                                                            $        559,635   152
153  The amount to be withdrawn from the Reserve Account to be included                                 $              -   153
     in Class B Available funds
154  Principal Investment Proceeds to be included in Class B Available                                  $              -   154
     Funds

155  Collateral Interest Available Funds                                                                $      1,258,831   155
156  The amount to be withdrawn from the Reserve Account to be included in                              $              -   156
     Collateral Interest Available Funds
157  Principal Investment Proceeds to be included in Collateral Interest Available                      $              -   157
     Funds
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                                                      Application of Collections
----------------------------------------------------------------------------------------------------------------------------------

     Class A
     -------
158  Class A Monthly Interest for the related Distribution Date,                                        $      1,317,750   158
     plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date
159  If Saks Incorporated is no longer the Servicer, an amount equal to                                 $              -   159
     Class A Servicing fee for the related Distribution Date
160  Class A Allocable Amount                                                                           $        777,295   160
161  An amount to be included in the Excess Spread                                                      $      3,080,766   161

       Class B
       -------
  162  Class B Monthly Interest for the related Distribution Date,                                      $    147,780         162
       plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date
  163  If Saks Incorporated is no longer the Servicer, an amount equal to                               $          -         163
       Class B Servicing fee for the related Distribution Date
  164  An amount to be included in the Excess Spread                                                    $    411,855         164

       Collateral Interest
       -------------------
  165  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral                    $          -         165
       Interest Servicing fee for the related Distribution Date
  166  An amount to be included in the Excess Spread                                                    $  1,258,831         166

  167  Available Excess Spread                                                                          $  4,751,451         167
  168  Available Shared Excess Finance Charge Collections                                               $          -         168
  169  Total Cash Flow available for Series 1999-1 waterfall                                            $  4,751,451         169

  170  Fund any Class A Required Amount                                                                 $          -         170
  171  Class A Investor Charge Offs which have not been previously reimbursed                           $          -         171
  172  Class B Required Amount to the extent attributable to line 162 and line 163                      $          -         172
  173  Class B Allocable Amount                                                                         $     84,045         173
  174  Excess of the Required Reserve Account Amount over the amount held in                            $          -         174
       the Reserve Account
  175  An amount equal to any unreimbursed reductions of the Class B Investor                           $          -         175
       Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
       Principal Collections; (iii) reallocations of the Class B Investor Amount to the
       Class A Investor Amount
  176  Collateral Monthly Interest for the related Distribution Date plus Collateral                    $    241,282         176
       Monthly Interest previously due but not paid to holders of the Collateral Interest plus additional interest
  177  Servicing Fee due for the relevant Monthly Period and not paid above plus                        $    630,625         177
       any amounts previously due but not distributed to the Servicer
  178  Collateral Interest Allocable Amount                                                             $    189,049         178
  179  Any unreimbursed reductions of the Collateral Interest Amount, if any, due to:                   $          -         179
       (i) Collateral Interest Charge Offs; (ii) Reallocated Principal Collections;
       (iii) reallocations of the Collateral Interest Amount to the Class A or Class B
       Investor Amount
  180  Excess of the Required Spread Account Amount over the available Spread                           $          -         180
       Account Amount
  181  The aggregate of any other amounts, if any, then due to the Collateral                           $          -         181
       Interest Holder
  182  Shared Excess Finance Charge Collections                                                         $  3,606,450         182

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                                                Determination of Monthly Principal
 ---------------------------------------------------------------------------------------------------------------------------------
  183  Available Principal Collections held in the Collection Account                                   $ 78,879,044         183
  184  Controlled Deposit Amount for the Monthly Period                                                 $          -         184
  185  Deficit Controlled Accumulation Amount                                                           $          -         185
  186  Principal Collections deposited for the Monthly Period                                           $          -         186
  187  Class A Monthly Principal                                                                        $          -         187

  188  Class B Monthly Principal (only after payout of Class A or the accumulation                      $          -         188
       of the Class A Investor Amount)
  189  Available Principal Collections held in the Collection Account less portion of                   $ 78,879,044         189
       such Collections applied to Class A Monthly Principal
  190  Controlled Deposit Amount less Class A Monthly Principal                                         $          -         190

  191  Collateral Interest Monthly Principal (only after payout of Class A and Class                    $          -         191
       B or the accumulation of the Class A and Class B Investor Amount)
  192  Available Principal Collections held in the Collection Account less portion of                   $ 78,879,044         192
       such Collections applied to Class A and Class B Monthly Principal
  193  Controlled Deposit Amount less Class A and Class B Monthly Principal                             $          -         193


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                                                 Reallocated Principal Collections
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  194  Reallocated Principal Collections                                                                $          -         194
  195  Collateral Subordinated Principal Collections (to the extent needed to fund                      $          -         195
       Required Amounts)
  196  Class B Subordinated Principal Collections (to the extent needed to fund Required                $          -         196
       Amounts)

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                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 %                            Amount
                                                                            -----------                 ---------------
  197  Series 1999-1 Default Amount                                            33.78%        197(a)     $  1,050,390         197(b)
  198  Class A Investor Default Amount                                         25.00%        198(a)     $    777,295         198(b)
  199  Class B Investor Default Amount                                          2.70%        199(a)     $     84,045         199(b)
  200  Collateral Interest Default Amount                                       6.08%        200(a)     $    189,049         200(b)

  201  Series 1999-1 Adjustment Amount                                                                  $          -         201
  202  Class A Adjustment Amount                                                                        $          -         202
  203  Class B Adjustment Amount                                                                        $          -         203
  204  Collateral Interest Adjustment Amount                                                            $          -         204

  205  Series 1999-1 Allocable Amount                                                                   $  1,050,390         205
  206  Class A Allocable Amount                                                                         $    777,295         206
  207  Class B Allocable Amount                                                                         $     84,045         207
  208  Collateral Interest Allocable Amount                                                             $    189,049         208

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                                                         Required Amounts
-----------------------------------------------------------------------------------------------------------------------------------

  209  Class A Required Amount                                                                          $          -         209
  210  Class A Monthly Interest for current Distribution Date                                           $  1,317,750         210
  211  Class A Monthly Interest previously due but not paid                                             $          -         211
  212  Class A Additional Interest for prior Monthly Period or previously                               $          -         212
       due but not paid
  213  Class A Allocable Amount for current Distribution Date                                           $    777,295         213
  214  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $          -         214

  215  Class B Required Amount                                                                          $          -         215
  216  Class B Monthly Interest for current Distribution Date                                           $    147,780         216
  217  Class B Monthly Interest previously due but not paid                                             $          -         217
  218  Class B Additional Interest for prior Monthly Period or previously due                           $          -         218
       but not paid
  219  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $          -         219
  220  Excess of Class B Allocable Amount over funds available to make payments                         $          -         220

  221  Collateral Interest Required Amount                                                              $          -         221
  222  Collateral Monthly Interest for current Distribution Date                                        $    241,282         222
  223  Collateral Monthly Interest previously due but not paid                                          $          -         223
  224  Collateral Interest Additional Interest for prior Monthly Period or previously                   $          -         224
       due but not paid
  225  Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                        $          -         225
  226  Excess of Collateral Interest Allocable Amount over funds available to make payments             $          -         226

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                                                   Reduction of Investor Amounts
-----------------------------------------------------------------------------------------------------------------------------------

       Class A
       -------
  227  Class A Investor Amount reduction                                                                $          -         227
  228  Class A Investor Charge Off                                                                      $          -         228

       Class B
       -------
  229  Class B Investor Amount reduction                                                                $          -         229
  230  Class B Investor Charge Off                                                                      $          -         230
  231  Reductions of the Class B Investor Amount due to Class A Allocable                               $          -         231
  232  Reallocated Principal Collections applied to Class A                                             $          -         232



       Collateral Interest
       -------------------
  233  Collateral Interest Amount reduction                                                             $          -         233
  234  Collateral Interest Charge Off                                                                   $          -         234
  235  Reductions of the Collateral Interest Amount due to Class A and Class B                          $          -         235
       Allocable Amounts
  236  Reallocated Principal Collections applied to Class A and Class B                                 $          -         236

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                                                           Servicing Fee
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  237  Series 1999-1 Servicing Fee                                                                      $    630,625         237
  238  Class A Servicing Fee                                                                            $    466,667         238
  239  Class B Servicing Fee                                                                            $     50,458         239
  240  Collateral Interest Servicing Fee                                                                $    113,500         240
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                                                          Reserve Account
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  241  Required Reserve Account Amount (if applicable)                                                        N/A            241
  242  Reserve Account reinvestment rate (if applicable)                                                      N/A            242
  243  Reserve Account reinvestment earnings                                                            $          -         243
  244  Reserve Account balance                                                                          $          -         244

  245  Accumulation Period Length                                                                          12 months         245
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                                                           Excess Spread
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  246  Portfolio Yield for Monthly Period (excluding Shared Excess Finance                                 18.85%            246
       Charge Collections from other Series)
  247  Base Rate for Monthly Period                                                                         7.41%            247
  248  Portfolio Yield minus Base Rate for such Monthly Period                                             11.44%            248
  249  Three month average of Portfolio Yield minus Base Rate                                              12.01%            249


       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of December, 1999.

       Saks Incorporated,
       as Servicer

       By /s/ Scott A. Honnold
         ----------------------------------------
       Name:  Scott A. Honnold
       Title: Vice President and Treasurer